Exhibit 99.1

GRT Announces Strategic Monetization Process,
Updates Net Asset Value and Reinstates Share Redemption Plan

Webcast Recording Available on GRT’s website at grtreit.com

El Segundo, Calif. - August 5, 2022 – Griffin Realty Trust, Inc. (“GRT” or the “Company”) today announced a strategic monetization process intended to provide stockholders with liquidity and value maximization, published an updated Net Asset Value (“NAV”) as of June 30, 2022, and reinstated redemptions under the Company’s share redemption program under certain limited circumstances.

The strategic monetization process is the result of the Company’s previously announced review of strategic alternatives, which has been guided by its financial advisors, Goldman Sachs, Eastdil Secured, and BofA Securities. The strategic monetization process will involve a separation of GRT by spinning off a new public company that will own a curated portfolio of primarily industrial assets, as well as certain office assets, listing that company’s shares on a national exchange, and providing stockholders with freely tradeable shares in this new public company. Following the separation, GRT intends to sell its remaining portfolio of primarily office assets over time and distribute net proceeds to stockholders. Once these remaining assets have been sold, GRT intends to fully liquidate and cease operations.

In order to facilitate this separation in the most tax efficient manner, the Company will be seeking stockholder approval to convert from a Maryland corporation to a Maryland real estate investment trust prior to proceeding with the spin off transaction.

Michael Escalante, GRT’s President and Chief Executive Officer, commented, “We are pleased to announce this strategic monetization process, and look forward to executing this plan over the coming months. Under the guidance of our financial advisors, we have determined that spinning off a portfolio of primarily industrial properties, as well as certain office properties, into a public company and liquidating the remaining assets over time as market conditions dictate will enable us to provide stockholders with the optimal combination of liquidity and value maximization in light of current real estate and capital market conditions.”

Net Asset Value and Share Redemption Plan

Today, GRT reported an updated NAV of $7.42 as of June 30, 2022. This NAV is lower than the Company’s last reported NAV due primarily to a decrease in the value of office properties, which was partially offset by an increase in the value of the Company’s industrial properties. Office properties continue to be negatively impacted by pandemic-related work-from-home trends, while industrial assets continue to benefit from a number of favorable market dynamics, which have further increased over the course of the pandemic.

Today, GRT also adopted an amended and restated Share Redemption Program (the “SRP”). Under the SRP, GRT will redeem shares in connection with a stockholder’s death, qualifying disability or determination of incompetence or incapacitation pursuant to the terms of the SRP.  Redemptions under the SRP commence this quarter, and the first “Redemption Date” under the SRP is September 30, 2022.

Prerecorded Webcast and Additional Information

GRT recorded and uploaded to the “Investors” section of its website at grtreit.com a webcast that includes a PowerPoint slide deck with GRT management narrating a presentation that covers the strategic monetization process, updated NAV and reinstated SRP. Related public filings from GRT including a Current Report on Form 8-K and Preliminary Proxy Statement can also be found on GRT’s website.

About Griffin Realty Trust, Inc.

Griffin Realty Trust, Inc. – America’s Blue-Chip LandlordTM – is an internally managed, publicly registered, non-traded REIT. The Company owns and operates a geographically diversified portfolio of strategically located, high-quality, corporate office and industrial properties that are primarily net leased to single tenants that the Company has determined to be creditworthy. As of June 30, 2022, the Company’s real estate portfolio consisted of 121 properties and one land parcel held for future development, in 26 states consisting substantially of office, warehouse, and manufacturing facilities.

Additional information is available at www.grtreit.com.

Certain statements in this press release are being made pursuant to, and in accordance with, Rule 135 under the Securities Act, as amended (the “Securities Act”) and shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this press release reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the COVID-19 pandemic and resulting economic disruption on the markets in which we operate and on work-from-home trends, occupancy, rent deferrals and the financial condition of the Company’s tenants; whether any easing of the pandemic or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire, including the approximately 10% of office lease expirations scheduled to occur prior to or at the end of 2023 (as a percentage of our contractual base rent before abatements and deducting base year operating expenses for gross and modified gross leases); future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; whether we will continue to publish our net asset value on an annual basis, more frequently or at all; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether the strategic monetization process will maximize stockholder value; whether the spin off will be completed on the anticipated timing or at all; whether we will be successful in liquidating our remaining assets after the spin off; whether we will effect the strategic monetization process at the time and in a manner that maximizes value for the Company’s stockholders; when stockholders will receive any net proceeds in connection with the disposition of our remaining assets after the spin off; whether we will succeed in our investment objectives; whether the combination of net proceeds from the ultimate sale of your shares of the spin off company and the distribution of the net proceeds by the Company from the sale of the remaining assets will equal our current NAV; our ability to find purchasers for the remaining assets on such terms as our Board of Directors determines to be in the best interests of our stockholders; unanticipated difficulties or expenditures relating to the strategic monetization process or the pursuit of sales of our remaining assets; the response of stockholders, tenants, business partners and competitors to the announcement of the strategic monetization process; legal proceedings that may be instituted against us and others related to the strategic monetization process; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of the strategic monetization process; other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A. “Risk Factors” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this press release. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Additional Information and Where to Find It

In connection with its 2022 annual meeting of stockholders (“Annual Meeting”), GRT filed a preliminary proxy statement on Schedule 14A on August 5, 2022, with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, GRT intends to mail or otherwise provide the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. INVESTORS AND SECURITY HOLDERS OF GRT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ANNUAL MEETING THAT GRT FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING. The definitive proxy statement, the preliminary proxy statement and any other documents filed by GRT with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at the “Investors” section of our website at www.grtreit.com or by writing to Griffin Realty Trust, Inc., Attention: Secretary, 1520 E. Grand Avenue, El Segundo, California 90245.

GRT and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from GRT’s stockholders with respect to the Annual Meeting. Information about GRT’s directors and executive officers and their ownership of GRT securities is set forth in GRT’s preliminary proxy statement for the Annual Meeting on Schedule 14A filed with the SEC on August 5, 2022. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or at the “Investors” section of our website at www.grtreit.com. Additional information regarding the identity of participants in the solicitation of proxies will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Annual Meeting.

Media Contact
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